UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2004

QUANTA CAPITAL HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-50885

Bermuda	N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 Victoria Street, Fourth Floor
Hamilton HM11
Bermuda
(Address of principal executive offices and zip code)

441-294-6350
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On December 21, 2004, Quanta Capital Holdings Ltd. (the "Company") participated in a private placement of $40 million of floating rate capital securities (the "Trust Preferred Securities") issued by Quanta Capital Statutory Trust I (the "Trust"), an affiliated Delaware trust formed on December 21, 2004. The Trust Preferred Securities mature on March 15, 2035, are redeemable at the Company's option at par beginning March 15, 2010, and require quarterly distributions of interest by the Trust to the holder of the Trust Preferred Securities. Distributions will be payable at a variable per annum rate of interest, reset quarterly, equal to the London Interbank Offered Rate ("LIBOR") rate plus 385 basis points. The Trust simultaneously issued 1,238 of the Trust's common securities to the Company for a purchase price of $1,238,000, which constitutes all of the issued and outstanding common securities of the Trust.

The Trust used the proceeds from the sale of the Trust Preferred Securities to purchase for $40,000,000 junior subordinated debt securities, due March 15, 2035, in the principal amount of $40,000,000 issued by the Company (the "Debentures"). The net proceeds to the Company from the sale of the Debentures to the Trust will be used by the Company for working capital and general corporate purposes.

The Debentures were issued pursuant to an Indenture (the "Indenture"), dated December 21, 2004, by and between the Company and JPMorgan Chase Bank, N.A., as trustee. The terms of the Debenture are substantially the same as the terms of the Trust Preferred Securities. The interest payments on the Debentures paid by the Company will be used by the Trust to pay the quarterly distributions to the holders of the Trust Preferred Securities. The Indenture permits the Company to redeem the Debentures (and thus a like amount of the Preferred Trust Securities) on or after March 15, 2010. If the Company redeems any amount of the Debentures, the Trust must redeem a like amount of the Trust Preferred Securities.

The terms of the Trust Preferred Securities are governed by an Amended and Restated Declaration of Trust (the "Declaration"), dated December 21, 2004, by and among Chase Manhattan Bank USA, National Association, as institutional trustee; JPMorgan Chase Bank, N.A., as Delaware trustee; Quanta Capital Holdings Ltd., as sponsor; John S. Brittain, Jr. and Kenneth King, as trust administrators; and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Company, as the sole holder of the Trust's common securities, controls the election of the trustee and administrators. Under the terms of the Trust Preferred Securities, an event of default occurs upon:

•	non-payment of interest on the Debentures when they become due and payable, and continuance of the default for a period of 30 days;

•	non-payment of all or any part of the principal of the Debentures when due and payable;

•	the Company's failure to comply with its covenants or certain other provisions of the Indenture, which failure continues for a period of 90 days after the Company receives notice of such failure; or

•	bankruptcy or liquidation of the Company or of the Trust.

Pursuant to a Guarantee Agreement (the "Guarantee Agreement"), dated December 21, 2004, by and between the Company and JPMorgan Chase Bank, N.A., as trustee, the Company has agreed to guarantee the payment of distributions and payments on liquidation or redemption of the Trust Preferred Securities, but only in each case to the extent of funds held by the Trust. The obligations of the Company under the Guarantee Agreement and the Trust Preferred Securities are subordinate to all of the Company's debt.

The offering of the Trust Preferred Securities was conducted pursuant to a Placement Agreement (the "Placement Agreement"), dated December 17, 2004 between the Company, the Trust and Cohen Bros. & Company, as placement agent. The placement agent received a commission of three percent of the principal amount of the Trust Preferred Securities.

The preceding discussion is qualified in its entirety by reference to the terms of the Indenture, the Declaration, the Guarantee Agreement, the Placement Agreement, the Trust Preferred Securities, and the Debentures, copies of which are filed with this Form 8-K and are hereby incorporated by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

Item 3.02    Unregistered Sales of Equity Securities.

See Item 1.01.

All of the securities were issued in a private placement exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder.

Item 7.01    Regulation FD Disclosure.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On December 21, 2004, the Registrant issued a press release announcing the closing of the placement of the Trust Preferred Securities and the issuance of the Debenture. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits

Exhibit Number	Description
10.01	Placement Agreement, dated as of December 17, 2004, between Quanta Capital Holdings Ltd., Quanta Capital Statutory Trust I and Cohen Bros. & Company.
10.02	Guarantee Agreement, dated December 21, 2004, by and between Quanta Capital Holdings Ltd. and JPMorgan Chase Bank, N.A.
10.03	Indenture, dated as of December 21, 2004, between Quanta Capital Holdings Ltd. and JPMorgan Chase Bank, N.A., as trustee.
10.04	Amended and Restated Declaration of Trust, dated December 21, 2004, by and among Chase Manhattan Bank UAS, National Association, as institutional trustee; JPMorgan Chase Bank, N.A., as Delaware trustee; Quanta Capital Holdings Ltd., as sponsor; John S. Brittain, Jr. and Kenneth King, as trust administrators; and the holders from time to time of undivided beneficial interests in the assets of the Quanta Capital Statutory Trust I.
10.05	Junior Subordinated Debt Security due 2035 issued by Quanta Capital Holdings Ltd., dated December 21, 2004.
10.06	Form of Capital Security Certificate.
99.1	Press release dated December 21, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Quanta Capital Holdings Ltd.

Date: December 23, 2004	/s/ Tobey J. Russ
Tobey J. Russ Chief Executive Officer

Index to Exhibits

Exhibit Number	Description
10.01	Placement Agreement, dated as of December 17, 2004, between Quanta Capital Holdings Ltd., Quanta Capital Statutory Trust I and Cohen Bros. & Company.
10.02	Guarantee Agreement, dated December 21, 2004, by and between Quanta Capital Holdings Ltd. and JPMorgan Chase Bank, N.A.
10.03	Indenture, dated as of December 21, 2004, between Quanta Capital Holdings Ltd. and JPMorgan Chase Bank, N.A., as trustee.
10.04	Amended and Restated Declaration of Trust, dated December 21, 2004, by and among Chase Manhattan Bank UAS, National Association, as institutional trustee; JPMorgan Chase Bank, N.A., as Delaware trustee; Quanta Capital Holdings Ltd., as sponsor; John S. Brittain, Jr. and Kenneth King, as trust administrators; and the holders from time to time of undivided beneficial interests in the assets of the Quanta Capital Statutory Trust I.
10.05	Junior Subordinated Debt Security due 2035 issued by Quanta Capital Holdings Ltd., dated December 21, 2004.
10.06	Form of Capital Security Certificate.
99.1	Press release dated December 21, 2004.